UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and zip code)

(972) 444-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation and Leadership Development Committee Actions

2023 Annual Cash Bonus Program Incentive Payout

On December 15, 2023, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors of Pioneer Natural Resources Company, a Delaware corporation (“Pioneer”), approved the payout of 2023 annual bonuses for Mr. Sheffield and Pioneer’s other “named executive officers” (the executive officers of Pioneer for whom disclosure was required in Pioneer’s proxy statement for its 2023 Annual Meeting of Stockholders, referred to in this report as the “NEOs”) granted under the Pioneer Natural Resources Company 2023 Annual Cash Bonus Incentive Program. Based on the Committee’s assessment of 2023 performance and after consideration of other factors, the payouts for each NEO are as follows:

NEO	Amount of 2023 Cash Bonus Award
Scott D. Sheffield	$3,600,000
Richard P. Dealy	$1,536,000
Neal H. Shah	$1,906,875
Mark S. Berg	$1,190,000
J.D. Hall	$1,190,000

Payment of the 2023 cash bonus awards will be made in December 2023.

Acceleration of Certain Equity Awards

On December 15, 2023, the Committee approved the accelerated vesting and payout of the performance unit awards originally granted to each NEO in 2021 at the maximum performance level (250% of target). The Committee also approved accelerated vesting of the following number of restricted stock units and shares of restricted stock held by each of the following NEOs.

NEO	Restricted Stock Units	Shares of Restricted Stock
Richard P. Dealy	7,079	3,715
Neal H. Shah	9,650	—
J.D. Hall	3,835	2,486

These accelerated restricted stock units and shares of restricted stock would have otherwise vested in connection with the closing of the proposed transaction (the “Transaction”) between Pioneer and Exxon Mobil Corporation, a New Jersey corporation (“ExxonMobil”), in accordance with the terms of the Agreement and Plan of Merger, dated October 10, 2023, by and among Pioneer, ExxonMobil and SPQR, LLC, a Delaware limited liability company and a wholly-owned subsidiary of ExxonMobil. As a condition to such acceleration, each NEO entered into a share repayment letter agreement that provides that the shares received upon settlement of the accelerated awards will be subject to a mandatory holding period through the earlier of the original vesting date for the applicable award or the closing of the Transaction. The share repayment letter agreements also provide that, in the event of a termination of employment with Pioneer that would have resulted in a forfeiture of such award under the terms of the applicable award agreement prior to the closing of the Transaction, the NEO will repay, and Pioneer may clawback, the shares received upon settlement of the accelerated award and a cash amount equal to the tax withholdings at settlement.

The foregoing description of the share repayment letter agreements does not purport to be complete and is qualified in its entirety by reference to the form of share repayment letter agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

2024 Named Executive Officer Compensation

On December 15, 2023, the Committee also set 2024 base salaries for the NEOs other than Mr. Sheffield and Mr. Dealy (whose 2024 compensation levels were previously established and disclosed) and established targets for such NEOs for 2024 bonuses under Pioneer’s 2024 Annual Cash Bonus Incentive Program. The 2024 base salary and 2024 bonus target percentage for each NEO, other than Mr. Sheffield and Mr. Dealy, is set forth below. The bonus target is shown as a percentage of 2024 base salary, but the actual amount paid may be less than, equal to or greater than the target level depending on performance.

NEO	2024 Base Salary	2024 Bonus Target Percentage
Neal H. Shah	$750,000	85%
Mark S. Berg	$600,000	85%
J.D. Hall	$600,000	85%

Important Information about the Transaction and Where to Find It

In connection with the Transaction, ExxonMobil and Pioneer have filed and will file relevant materials with the Securities and Exchange Commission (the “SEC”). On November 21, 2023, ExxonMobil filed with the SEC a registration statement on Form S-4 (the “Form S-4”) to register the shares of ExxonMobil common stock to be issued in connection with the Transaction. The Form S-4 includes a proxy statement of Pioneer that also constitutes a prospectus of ExxonMobil. The information in the Form S-4 is not complete and may be changed. After the Form S-4 is declared effective, a definitive proxy statement/prospectus will be mailed to stockholders of Pioneer. This communication is not a substitute for the Form S-4, proxy statement or prospectus or any other document that ExxonMobil or Pioneer (as applicable) has filed or may file with the SEC in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EXXONMOBIL AND PIONEER ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the proxy statement/prospectus, as well as other filings containing important information about ExxonMobil or Pioneer, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by ExxonMobil are and will be available free of charge on ExxonMobil’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC Filings” or by contacting ExxonMobil’s Investor Relations Department at investor.relations@exxonmobil.com. Copies of the documents filed with the SEC by Pioneer will be available free of charge on Pioneer’s internet website at https://investors.pxd.com/investors/financials/sec-filings/. The information included on, or accessible through, ExxonMobil’s or Pioneer’s website is not incorporated by reference into this communication.

Participants in the Solicitation

ExxonMobil, Pioneer, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of Pioneer and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Form S-4 in the section entitled “Interests of Pioneer’s Directors and Executive Officers in the Merger”, including the documents incorporated by reference therein. Information about the directors and executive officers of ExxonMobil is set forth in the sections entitled “Board of Directors” and “Director and Executive Officer Stock Ownership” included in ExxonMobil’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000119312523100079/d429320ddef14a.htm), in the sections entitled “Information about our Executive Officers” and “Directors, Executive Officers and Corporate Governance” included in ExxonMobil’s Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000003408823000020/xom-20221231.htm), in ExxonMobil’s Form

8-K filed on June 6, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000003408823000036/xom-20230531.htm) and in ExxonMobil’s Form 8-K filed on February 24, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000003408823000022/xom-20230221.htm). Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and will be contained in other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

10.1	Form of Share Repayment Letter Agreement. dated December 15, 2023, between Pioneer Natural Resources Company and each of Richard P. Dealy, Neal H. Shah, J.D. Hall and other executive officers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Christopher L. Washburn
Christopher L. Washburn
Vice President and Chief Accounting Officer

Date:	December 19, 2023